March 30, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


        Re:  Britton & Koontz Capital Corporation

Ladies and Gentlemen:

        Pursuant to Rule 14a-6(b), enclosed is the Proxy Statement of Britton & Koontz Capital Corporation. The Proxy Statement relates to the Company's Annual Meeting at which it is proposed to elect directors. No other business is proposed to be conducted.

        If you have any questions or comments concerning this material, please contact me at (601) 445-6684.


                                                Yours sincerely,



                                                /s/ William M. Salters
                                                ____________________________
                                                William M. Salters
                                                Sr Vice President/Controller

Enclosure

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                       SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  Britton & Koontz Capital Corporation
____________________________________________________________________________
            (Name of Registrant As Specified In Its Charter)

                                 N/A
____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transactions applies:
            _________________________________________________________________

     2)     Aggregate number of securities to which transaction applies:
            _________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            _________________________________________________________________

     4)     Proposed maximum aggregate value of transaction:
            _________________________________________________________________

     5)     Total Fee paid:__________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)     Amount Previously Paid:__________________________________________

     2)     Form, Schedule or Registration Statement No:_____________________

     3)     Filing Party:____________________________________________________

     4)     Date Filed:______________________________________________________

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street

                           Natchez, Mississippi 39120

                                  April 4, 2001

Dear Fellow Shareholder:

         On behalf of the Board of Directors, we cordially invite you to attend the 2001 Annual Meeting of Shareholders of Britton & Koontz Capital Corporation. The Annual Meeting will be held beginning at 3:30 p.m., local time, on Thursday, April 26, 2001, on the second floor of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi. The formal notice of the Annual Meeting appears on the next page.

         Enclosed is our proxy statement for the 2001 Annual Meeting in which we seek your support for the election as directors of those nominees named therein.

         We urge you to review the proxy statement carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" the election as directors of those nominees named in the enclosed proxy statement.

         We are gratified by our shareholders' continued interest in Britton & Koontz, and are pleased that in the past so many of you have voted your shares. We look forward to seeing you at the Annual Meeting.


                                     Sincerely,


/s/ W.J. Feltus III                       /s/ W. Page Ogden
_____________________                     _____________________________________
W. J. Feltus III                          W. Page Ogden
Chairman of the Board                     President and Chief Executive Officer

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street

                           Natchez, Mississippi 39120


                    Notice of Annual Meeting of Shareholders

                     to be held on Thursday, April 26, 2001



         Notice is hereby given that the Annual Meeting of Shareholders of Britton & Koontz Capital Corporation will be held beginning at 3:30 p.m., local time, on Thursday, April 26, 2001, on the second floor of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi. The Annual Meeting has been called for the following purposes:

(1) to elect four Class II directors to serve until the expiration of the applicable three-year term or until their successors are elected and qualified;

(2) to elect R. Andrew Patty II as a Class III director to serve until the expiration of the applicable two-year term or until his successor is duly elected and qualified; and

(3) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Monday, March 12, 2001, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         Your attention is directed to, and you are encouraged to carefully read, the proxy statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

         All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.

                                             By Order of the Board of Directors



                                             /s/ Albert W. Metcalfe
                                             ________________________________
                                             Albert W. Metcalfe, Secretary

Natchez, Mississippi
April 4, 2001

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 26, 2001

         This proxy  statement  is furnished  to the  shareholders  of Britton &
Koontz  Capital   Corporation   (or  the  "Company")  in  connection   with  the
solicitation of proxies on behalf of the Board of Directors, for use at the annual meeting of shareholders to be held at 3:30 p.m., local time, on Thursday, April 26, 2001, on the second floor of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi, and at any adjournments or postponements thereof.

         The Company's principal executive offices are located at 500 Main Street, Natchez, Mississippi 39120, and its telephone number is (601) 445-5576.

         This proxy statement, the enclosed proxy card and the notice of annual meeting are being distributed on or about April 4, 2001. The Company's annual report on Form10-KSB and its annual report to shareholders for the fiscal year ended December 31, 2000, accompany this proxy statement.

         The purposes of the annual meeting are to:

(1) elect four Class II directors to serve three-year terms until the 2004 annual meeting or until their successors are elected and qualified;

(2) elect R. Andrew Patty II as a Class III director to serve until the 2002 annual meeting or until his successor is elected and qualified; and

(3) transact such other business as may properly come before the annual meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on Monday, March 12, 2001, as the record date for the annual meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. As of March 12, 2001, there were 2,109,055 shares of the Company's common stock outstanding. The Company has no other outstanding class of securities.

Proxy Procedure


         The Board of Directors solicits proxies so that each shareholder has the opportunity to vote at the annual meeting. If a proxy card is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy card. A shareholder may revoke his or her proxy at any time before it is voted by attending the annual meeting and voting in person, or by delivering to the Company's Corporate Secretary, at the Company's principal executive offices referred to above, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

         If a shareholder returns a properly signed and dated proxy card but does not mark the lines located on the card, the shares represented by that proxy card will be voted "FOR" the election as directors of those nominees named herein. Otherwise, the signed proxy card will be voted as indicated on the card. The proxy card also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the annual meeting.

Voting Procedures

         A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. A share, once represented for any purpose at the annual meeting, is deemed present for purposes of determining a quorum for the remainder of the annual meeting and for any adjournment of the annual meeting, unless a new record date is set for the adjourned meeting. This is true even if the shareholder abstains from voting with respect to any matter brought before the annual meeting.

         Shareholders will be entitled to cast one vote for each share held, which may be given in person or by proxy authorized in writing, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many candidates as the shareholder chooses. For example, since the number of directors to be elected is five, a shareholder owning ten shares could cast ten votes for each of the five nominees, cast fifty votes for one nominee, or allocate the fifty votes among the several nominees in any manner. The candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected.

         With respect to any other matter to properly come before the annual meeting, such other matter will be approved if the votes cast favoring such other matter exceed the votes cast opposing such other matter, unless the Company's Articles of Incorporation or Mississippi law require a greater number of affirmative votes. "Abstentions" and "broker non-votes" are counted only for purposes of determining whether a quorum is present at the meeting.

Cost of Solicitation


         The cost of solicitation of proxies will be borne by the Company, including expenses incurred in connection with preparing and mailing the proxy statement. The initial solicitation will be by mail. The Company has retained American Stock Transfer & Trust Company to assist in the solicitation of proxies from brokers and nominees of shareholders for the annual meeting. The Company estimates that American Stock Transfer & Trust Company's fees will not exceed $1,000, plus out-of-pocket costs and expenses. Thereafter, proxies may be solicited by directors, officers, and regular employees of the Company, by means of mail, telephone, via the Internet or personal contact, but without additional compensation therefor. The Company also will, in accordance with the regulations of the Securities and Exchange Commission, reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes - Class I, Class II and Class III - with the members of each class elected for three-year terms and with each class having as equal a number of directors as possible. The term of the present Class II directors expire at this year's annual meeting. The term of the Class I directors will expire at the 2003 annual meeting and the term of the Class III directors will expire at the 2002 annual meeting. The Company's directors also serve as directors of Britton & Koontz First National Bank (the "Bank").

         The Company's by-laws require directors who have reached the age of seventy-two to retire as of the annual meeting following the director's seventy-second birthday. This year Mr. C. H. Kaiser, Jr., a Class III director, will retire from the Company's Board of Directors, effective as of the date of the annual shareholders' meeting. Mr. Kaiser will remain as an advisory director to the Company for an additional five years.

         The Company's Articles of Incorporation and by-laws require that if there is any change in the number of directors on the board, the increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Effective immediately prior to the annual meeting, the board set the number of directors at twelve, consisting of four directors in each class.

      The board has nominated W. W. Allen, Jr., Craig A. Bradford, D.M.D., W. J. Feltus III and Dr. Vinod K. Thukral, Ph.D. for election as Class II directors and, if elected, they shall serve until the 2004 annual meeting or until their successors are duly elected and qualified. The board has also nominated R. Andrew Patty II for election as a Class III director and, if elected, he shall serve until the 2002 annual meeting, or until his successor is duly elected and qualified. All five of the nominees are currently directors of the Company.

         Unless authority is expressly withheld on the proxy card, the proxy holders will vote the proxies received by them for the four nominees for Class II director, and the one nominee for Class III director listed above, while reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. If, for any reason, one or more of the nominees named above should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors, and discretionary authority to do so is included in the proxy card. If shareholders attending the annual meeting cumulate their votes such that all of the nominees named above cannot be elected, then the proxy holders will cumulate votes to elect as many of the nominees named above as possible.





         The following table provides certain information about the nominees and the other present directors of the Company. The information in the table has been furnished to the Company by the individuals listed therein.

         The Board of Directors recommends a vote "FOR" the election of all the nominees.

            NOMINEES (CLASS II DIRECTORS AND ONE CLASS III DIRECTOR)

--------------------------------------------------------------------------------------------------------------------
                                                    Director                Business Experience During
Name                                     Age         Since                       Past Five Years
--------------------------------------------------------------------------------------------------------------------

W. W. Allen, Jr.(1)                       49          1988     Mr. Allen is President of Allen Petroleum  Services,
(Class II)                                                     Inc., an oil and gas  exploration and petroleum land
                                                               services  company.  Mr.  Allen is also a partner  in
                                                               various timber management  companies,  a director of
                                                               Beau Pre Country  Club,  Inc. and a partner in Dutch
                                                               Ann Foods, Inc., a pie shell and tart business.



Craig A. Bradford, D.M.D.(1)              45          1988     Dr.  Bradford  is a  dentist  engaged  primarily  in
(Class II)                                                     pediatric  dentistry.   He  is  also  a  partner  in
                                                               various timber management companies, and Mount Olive
                                                               Farms, LLC, a firm that raises and shows horses.



W. J. Feltus III (2)                      71          1982     Mr.  Feltus is Chairman of the Board of Directors of
(Class II)                                                     the  Company  and  the  Bank.   He  also  serves  as
                                                               President  of Feltus  Brothers,  Ltd.  and  Somerset
                                                               Ltd.,  both of  which  are  real  estate  management
                                                               companies.  He  is a  director  of  Energy  Drilling
                                                               Co., an oil well drilling company.



Vinod K. Thukral, Ph.D.(1)                56          2000     Dr.   Thukral,   a  former   director  of  Louisiana
(Class II)                                                     Bancshares,   Inc.,   is  a   professor   at  Tulane
                                                               University in the Business Dept.,  and is a director
                                                               of Technology & Business Solution  International,  a
                                                               consulting company.



R. Andrew Patty II                        35          2000     Mr.  Patty,  the  former  Chairman  of the  Board of
(Class III)                                                    Louisiana  Bancshares,  Inc.,  is a patent  attorney
                                                               and a member of  Sieberth  & Patty,  LLC, a law firm
                                                               in Baton Rouge, Louisiana.


CONTINUING DIRECTORS (CLASS I AND III DIRECTORS)


A. J. Ferguson                            65          1982     Mr. Ferguson is a self-employed  certified petroleum
(Class I)                                                      geologist.   He  also  is  a   director   of  Energy
                                                               Drilling Co., an oil well drilling company,  and the
                                                               Secretary of Highland Corp., a land-lease company.



W. Page Ogden(2)                          53          1989     Mr.  Ogden  is the  President  and  Chief  Executive
(Class I)                                                      Officer  of the  Company  and  the  Bank.  He is the
                                                               administrator   of  the  Company's   Employee  Stock
                                                               Option Plan.  He is also  Secretary and Treasurer of
                                                               Sumx,   Inc.,  an  Internet   banking  software  and
                                                               services company.



Bethany L. Overton                        63          1988     Mrs.  Overton  is  the  Vice  President  of  Oilwell
(Class I)                                                      Acquisition  Company,  Inc.,  an oil  operating  and
                                                               production   company.   Mrs.  Overton  is  also  the
                                                               President  of  Lambdin-Bisland  Realty  Co.,  a real
                                                               estate company.



Robert R. Punches                         51          1984     Mr.  Punches is a partner in the Natchez law firm of
(Class I)                                                      Gwin,  Lewis & Punches,  LLP. Mr.  Punches is also a
                                                               partner/member    of   various   timber   management
                                                               companies.



James J. Cole(2)                          60          1993     Mr. Cole is  Executive  Vice  President  and a Trust
(Class III)                                                    Officer   of  the  Bank,   in  charge  of   mortgage
                                                               lending.



Bazile R. Lanneau, Jr.(2)                 48          1989     Mr.  Lanneau,  Jr.  is  Vice  President,   Assistant
(Class III)                                                    Secretary,  Chief Financial and Accounting  Officer,
                                                               and  Treasurer  of the  Company and  Executive  Vice
                                                               President,   Assistant  Secretary,  Chief  Financial
                                                               Officer,  Treasurer  and Trust  Officer of the Bank.
                                                               Mr.  Lanneau,  Jr. is President and Chief  Executive
                                                               Officer of Sumx, Inc.



Albert W. Metcalfe(1)(2)                  68          1982     Mr.  Metcalfe is Secretary of the Board of Directors
(Class III)                                                    of both the  Company  and the  Bank.  He is also the
                                                               President   of  Jordan  Auto   Company,   Inc.,   an
                                                               automobile dealership.



(1)  Member of audit committee
(2)  Member of executive committee







Meetings and Committees of the Board of Directors

         During the fiscal year ended December 31, 2000, the Board of Directors met thirteen times. Each director attended at least 75% of the aggregate of all meetings held by the board and the committees on which he or she served.

         The board has established, jointly with the Bank, various committees, including the executive committee, the audit committee, the trust investment committee, the asset/liability management committee, the ESOP administrative committee and the director's loan committee.

         The board has not established either a compensation or a nominating committee; however, the executive committee generally performs the functions of a compensation committee. Messrs. Cole, Feltus (Chairman), Lanneau, Jr., Metcalfe and Ogden are members of the executive committee which, among other things, (i) approves remuneration arrangements for executive officers of the Company, (ii) reviews compensation plans relating to executive officers and directors, (iii) determines other benefits under the Company's compensation plans and (iv) performs general reviews of the Company's employee compensation policies. The full executive committee, including those members who also serve as executive officers of the Company and the Bank, makes recommendations to the board regarding salaries for and other compensation (including grants of stock options) to executive officers. Directors who also serve as executive officers of the Company and the Bank do not, however, participate in any board determination regarding salaries for and other compensation to executive officers. During 2000, the executive committee held eleven meetings.

         Messrs. Allen, Metcalfe (Chairman), Bradford, and Dr. Thukral are members of the audit committee. No members of the audit committee are employees of either the Company or the Bank. Each member of the audit committee is an "independent director" as defined in Rule 4200 (a) (15) of the National Association of Securities Dealers' listing standards. The audit committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. This committee is responsible for the engagement of independent auditors, review of audit fees, the supervision of matters relating to audit functions, the review and establishment of internal policies and procedures regarding audits, accounting and other financial controls and the review of related party transactions. During 2000, the audit committee held four meetings.

Report of the Audit Committee

         The audit committee has reviewed and discussed the audited financial statements with management and the Company's independent auditors, May & Company. The discussions with May & Company included the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the audit committee received written disclosures and the letter regarding independence from May & Company as required by Independence Standard Board Standard No. 1 and discussed this information with representatives of May & Company.

         Based upon the audit committee's review of the audited financial statements and its discussions with management and May & Company, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

The members of the audit committee:

                  Albert W. Metcalfe, Chairman
                  W. W. Allen, Jr.
                  Craig A. Bradford, D.M.D.
                  Vinod K. Thukral, Ph.D.

Compensation of Directors

         During 2000, each director received a retainer of $600 per month for service on the Company's Board of Directors. Directors who are not employees of either the Company or the Bank received up to an additional $200 per month for each committee on which they served. In addition, the Chairman, Vice-Chairman and Secretary of the board received an additional $1,000, $667 and $400 per month, respectively, for serving in those capacities.

Stock Ownership of Directors, Officers and Certain Beneficial Owners

         The following table sets forth, as of March 12, 2001, the number of shares of the Company's common stock beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of common stock, (ii) all directors and nominees, (iii) all executive officers whose total annual salary and bonus exceed $100,000, and (iv) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).






                                                                Number of Shares
                                                                  Beneficially                 Percentage
Name                                                                Owned(1)                  Ownership(2)
______________________________________                         __________________            ______________

Britton & Koontz First
National Bank Employee Stock

Ownership Plan (the "ESOP")                                         228,570                        10.8%
     Britton & Koontz First
     National Bank, Trustee
     500 Main Street
     Natchez, MS  39120

W. W. Allen, Jr.(3)                                                   4,184                            *
Craig A. Bradford, D.M.D.(4)                                         17,794                            *
James J. Cole(5)                                                     10,695                            *
W. J. Feltus III(6)                                                  25,326                         1.2%
A. J. Ferguson                                                       12,180                            *
Bazile R. Lanneau, Jr.(7)                                            74,818                         3.5%
Albert W. Metcalfe(8)                                                74,400                         3.5%
W. Page Ogden(9)                                                     48,400                         2.3%
Bethany L. Overton(10)                                                3,903                            *
R. Andrew Patty                                                       1,054                            *
Robert R. Punches(11)                                                14,700                            *
Vinod K. Thukral, Ph.D.(12)                                          32,774                         1.6%

Directors and executive officers as a group
  (12 persons)(13)                                                  502,135                        23.8%

* Less than one percent.

(1) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934.

(2) Based upon 2,109,055 shares of common stock outstanding as of March 12, 2001.

(3) Of the shares shown, Mr. Allen disclaims beneficial ownership of 20 shares owned by his wife and 20 shares owned by his son.

(4) Of the shares shown, Dr. Bradford disclaims beneficial ownership of 2,785 shares owned by his wife.

(5) Includes 3,115 shares allocated to Mr. Cole's account in the ESOP and 1,980 shares which Mr. Cole may purchase upon the exercise of outstanding stock options.

(6) Include 8,000 shares owned by Feltus Bros. Ltd., of which Mr. Feltus is a director, and 776 shares owned by Mr. Feltus' wife, as to which he disclaims beneficial ownership.



(7) Includes 4,496 shares held by Mr. Lanneau as custodian for his minor children, 23,772 shares allocated to Mr. Lanneau's account in the ESOP, 7,712 shares held in trust for third parties by the Bank, of which Mr. Lanneau has beneficial ownership in his capacity as Trust Officer of the Bank, 68 shares owned by Mr. Lanneau, Jr.'s wife, of which he disclaims beneficial ownership, and 2,970 shares that Mr. Lanneau may acquire pursuant to currently exercisable stock options. Mr. Lanneau, Jr. is the nephew of Mr. Metcalfe.

(8) Includes 12,316 shares owned by Mr. Metcalfe's wife, as to which he disclaims beneficial ownership, and 8,160 shares that are owned by Jordan Auto Company, Inc., of which Mr. Metcalfe is President. Mr. Metcalfe is the uncle of Mr. Lanneau.

(9) Includes 3,300 shares that Mr. Ogden may acquire pursuant to currently exercisable stock options and 19,776 shares which have been allocated to Mr. Ogden's account in the ESOP. Although Mr. Ogden, in his capacity as administrator of the ESOP, has beneficial ownership of all of the shares of common stock owned by the ESOP, they are not included in his individual holdings shown in the table, but are included in the table as owned by all directors and executive officers as a group.

(10) The shares shown include 715 shares held in trust with respect to which Mrs. Overton has voting power.

(11) The shares shown include 5,216 shares held in trust for the benefit of Mr. Punches' children with respect to which Mr. Punches has sole voting power.

(12) The shares shown include 15,810 held by Thukral Holdings, LLC over which Dr. Thukral has sole voting power.

(13) Where shares of common stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's consolidated financial statements for the year ended December 31, 2000 were audited by the firm of May & Company. May & Company will remain as the Company's independent public accountants until replaced by the board. A representative of May & Company is expected to be present at the annual meeting. If present, the representative will have the opportunity to make any statement he or she desires at that time and will be available to respond to appropriate questions.

         Fees billed by May & Company for professional services rendered for the fiscal year ending December 31, 2000 were as follows:

         Audit Fees - Audit fees of May & Company for audit of the Company's annual financial statements included in the Company's reports on Form 10-QSB are estimated to be $54,500.

         Financial Information Systems Design and Implementation Fees - May & Company did not render any financial information systems design and implementation services for the Company during the fiscal year 2000.

         All Other Fees - Aggregate fees billed to the Company by May & Company for all other services rendered for the fiscal year 2000 are estimated to be $26,700. These fees relate to information technology review and consulting services.

         The audit committee has considered the compatibility of these non-audit services with maintaining May & Company's independence.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Company.





                                     Officer
Name                                  Since            Age            Position with the Company
________________________             _______          ____           ______________________________________________

W. Page Ogden                         1988             53             President,   Chief   Executive   Officer   and
                                                                      director of the Company and the Bank.

Bazile R. Lanneau, Jr.                1986             48             Vice  President,  Assistant  Secretary,  Chief
                                                                      Financial and  Accounting  Officer,  Treasurer
                                                                      and  director of the Company.  Executive  Vice
                                                                      President,   Chief  Financial  and  Accounting
                                                                      Officer,   Treasurer,   Assistant   Secretary,
                                                                      Trust Officer and director of the Bank.

James J. Cole                         1993             60             Director   of  the   Company   and  the  Bank,
                                                                      Executive  Vice  President and a Trust Officer
                                                                      of the Bank.


         The following is a brief summary of the business experience of each of the executive officers of the Company:

     W. Page Ogden has served as President  and Chief  Executive  Officer of the
Company and the Bank since May of 1989. He joined the Bank in February of 1988, and served as the Bank's Senior Vice President and Senior Lending Officer until he assumed his current positions. Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge, Louisiana. Mr. Ogden was employed by
Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for thirteen years prior to joining the Bank.

     Bazile R.  Lanneau,  Jr.  serves as the Vice  President  of the Company and
Executive Vice President and Trust Officer of the Bank. In addition, he is Chief
Financial and Accounting Officer of both the Company and the Bank and serves as Treasurer and Assistant Secretary of both the Company and the Bank. Mr. Lanneau,
Jr. joined the Bank on January 1, 1976, and has served as an employee since that time, except for the period 1980-1982, when he attended the University of Mississippi law school.

     James J. Cole joined the Company and the Bank in July of 1993. He serves as Executive Vice President and a Trust Officer of the Bank, with particular responsibility for the Bank's mortgage lending operations. Prior to joining the Company, Mr. Cole served for nine years as President of Natchez First Federal
Savings Bank, Natchez, Mississippi, which was acquired by the Company and merged into the Bank in July of 1993.





                             EXECUTIVE COMPENSATION

         The  following  table sets forth the  compensation  for services in all capacities  to the Company for the fiscal years ending  December 31, 2000,  1999 and 1998, of W. Page Ogden, the Company's Chief Executive Officer, and Bazile R.
Lanneau,  Jr., the only other  executive  officer  whose total annual salary and bonus equaled or exceeded $100,000 in fiscal 2000:



                                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation

--------------------------- -------- --------------------------------------------------------- ---------------------
                                                                          Other Annual              All Other
    Name and Position        Year       Salary          Bonus            Compensation(1)         Compensation(2)
--------------------------- -------- -------------- --------------- -------------------------- ---------------------

W. Page Ogden                2000      $135,000        $40,000               $7,200                  $30,238
President & CEO

                             1999      $110,000        $40,000               $7,200                  $26,523


                             1998      $110,000        $40,000               $7,200                  $23,967




Bazile R. Lanneau, Jr.       2000      $105,000        $25,000               $7,200                  $20,128
Vice President

                             1999       $95,000        $25,000               $7,200                  $18,092


                             1998       $95,000        $25,000               $7,200                  $16,734



   (1) For fiscal years 2000, 1999 and 1998, this amount includes directors' fees of $7,200 per year.



   (2) This amount includes, for the years 2000, 1999, and 1998: (a) the amounts accrued in favor of the named executive in connection with a Salary
Continuation Plan ($13,849, $12,788, and $11,807, respectively, in the case of Mr. Ogden and $7,376, $6,810, and $6,289, respectively, in the case of Mr.
Lanneau, Jr., see "Employment Agreements" below), (b) the Company's annual contribution to the Company's ESOP on behalf of the named executive ($3,665, $3,383, and $2,961 respectively, in the case of Mr. Ogden and $2,796, $2,763, and $2,585, respectively, in the case of Mr. Lanneau, Jr.), and (c) the amounts paid by the Company for life insurance premiums ($3,561, $3,410, and $3,311, respectively, in the case of Mr. Ogden and $2,966, $2,849, and $2,772, respectively, in the case of Mr. Lanneau, Jr.) This amount also includes, for 2000 and 1999, an estimate on behalf of the named executive for the Company's contributions to its 401k Plan ($9,163, and $6,942, respectively, in the case of Mr. Ogden, and $6,990 and $5,670, respectively, in the case of Mr. Lanneau, Jr.).





Stock Options


          On November 18, 1997, the Company granted stock options to each of the named executives, and to three other employees of the Company, in each case under the Company's Long-Term Incentive Plan. All of these stock options have vesting schedules that permit the exercise of 11% of the total amount of each option each year, beginning May 20, 1998, with a carry forward of any unexercised portion of the option to succeeding years. The exercise price of all the options is $19.94 per share. The options terminate ten years after the date of grant if they have not been previously exercised. In addition, the options become immediately exercisable as to all shares to which they relate upon certain changes of control of the Company. No change of control for this purpose has occurred as of the date of this proxy statement. All of the stock options granted to all employees during 1997 were nonqualified stock options. No options have been granted since 1997.

Aggregate Option Exercises and Fiscal Year-End Option Values

          Neither Messrs. Ogden nor Lanneau exercised any stock options during 2000. The following table sets forth certain information about Mr. Ogden's and Mr. Lanneau's outstanding stock options as of December 31, 2000:





                                                           Number of Securities          In-the-Money Options at
                                                          Underlying Unexercised           Fiscal-Year End(1)
                                                        Options at Fiscal-Year End
                                                                                            Exercisable (E)/
          Name                                               Exercisable (E)/               Unexercisable (U)
                                                             Unexercisable (U)

                                                                                              (in dollars)
                                                                 3,300(E)                         $0(E)
Mr. Ogden                                                        6,700(U)                         $0(U)


                                                                 2,970(E)                         $0(E)
Mr. Lanneau, Jr.                                                 6,030(U)                         $0(U)


   (1) Since the closing market price of the Company's common stock on December 31, 2000 was $12.00 and the exercise price of the options is $19.94, no stock options held by Mr. Ogden or Mr. Lanneau were "in-the-money."



Employment Agreements

     The Company has entered into employment agreements with W. Page Ogden, Bazile R. Lanneau, Jr. and James J. Cole. The employment agreements are currently for one-year terms expiring each year on December 31. Each such agreement will automatically renew for a one-year term until December 31, 2002, unless notice is given ninety days prior to the expiration of each term by either of the respective parties. All three employment agreements can be terminated with or without cause. If terminated for cause (such as a breach of fiduciary duty or other similar types of misconduct), the employee will not receive any severance pay. If the employee is terminated without cause, the Company is required to pay the employee a lump sum equal to the greater of $50,000 in the case of Mr. Ogden, $42,500 in the case of Mr. Lanneau, Jr., and $40,000 in the case of Mr. Cole, or six months of the employee's then current salary. Each employee has the use of an automobile for business use provided and maintained by the Company. The Company also pays country club, professional, and civic organization dues on behalf of these employees. Each employee is entitled to all of the benefits that are available to other employees of the Company and the Bank, such as health and disability insurance.

     Effective September 26, 1994, the Company entered into Salary Continuation Agreements with Messrs. Ogden, Lanneau, Jr. and Cole. The agreements provide for the payment of normal and early retirement benefits and provide that if there is a "change of control" (as defined in the agreements) of the Company and the employee's employment with the Company is terminated within 36 months of the change in control, then the employee will be paid the greater of (a) a lump sum cash payment ($250,000 in the case of Mr. Ogden, $175,000 in the case of Mr. Lanneau, Jr., and $125,000 in the case of Mr. Cole) or (b) the total balance in their respective retirement accounts.


Certain Relationships and Related Transactions

     In 1998 and 2000 respectively, the Company invested $1,000,000 and $250,000 in Sumx, Inc., a Mississippi corporation, established to provide electronic banking solutions for the financial industry. Sumx is owned approximately 36.5% by the Company, 19% by Mr. Bazile R. Lanneau, Jr. and 44.5% by Summit Research, Inc. a Texas corporation. The funds provided to Sumx have been used for marketing and continued development of the SumxNet Internet banking system. Sumx maintains offices in Natchez and Madison, Mississippi and Highland Village, Texas.

     Mr. Lanneau has devoted, and it is anticipated that he will continue to devote in the future, substantial portions of his time to the business of Sumx. Pursuant to a Management Services Agreement, Sumx pays the Company $90,000 per year for the services of Mr. Lanneau. Mr. Lanneau currently receives no compensation from Sumx and is compensated by the Company and the Bank. Mr. Ogden, President and CEO of the Company and the Bank, serves without compensation as a director and Secretary/Treasurer of Sumx.

     The law firm of Gwin, Lewis & Punches, LLP, of which Mr. Robert Punches, a director, is a partner, serves as general counsel to the Company and the Bank. The Company expects that the firm will continue to represent the Company as general counsel in the future.

     Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of the Bank and had transactions with the Bank in the ordinary course of its business during the Bank's fiscal years ended December 31, 2000 and 1999. In the opinion of the Board of Directors, such transactions were made in the ordinary course of business, and were made on substantially the same terms (including, in the case of loan transactions, interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. The board believes that the loan transactions referred to above do not involve more than the normal risk of collectibility or present other unfavorable features.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, executives officers, and any person beneficially owning more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2000, and any Forms 5 and amendments thereto furnished to the Company with respect to fiscal 2000, and certain written representations made by the Company's directors, officers and ten percent beneficial owners, the Company believes that during fiscal 2000, its officers, directors and ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.


              PROPOSALS OF SHAREHOLDERS FOR THE 2001 ANNUAL MEETING

     At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the Company may also submit proposals for inclusion in the proxy material. Proposals of shareholders intended to be presented at the 2002 annual meeting of shareholders and included in the proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received by W. Page Ogden, President, at 500 Main Street, Natchez, Mississippi 39120, no later than November 27, 2001, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting. Proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the 2002 annual meeting of shareholders must also be received by W. Page Ogden at the above address no later than November 27, 2001.

                                  OTHER MATTERS
     Management of the Company is not aware of any other matters to be brought before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed proxy form will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     The annual report on Form 10-KSB, containing financial statements for the Company's 2000 fiscal year, and the annual report to shareholders accompany this proxy statement. However, the annual report on Form 10-KSB and the annual report to shareholders do not form any part of the material for the solicitation of proxies.

     Upon the written request of any record holder or beneficial owner of the shares entitled to vote at the annual meeting, the Company, without charge, will provide a copy of its annual report on Form 10-KSB for the year ended December 31, 2000, which will be filed with the Securities and Exchange Commission on or before March 31, 2001. Requests should be mailed to Ms. Cliffie Anderson, Investor Relations, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.
                                             By Order of the Board of Directors,



Natchez, Mississippi
April 4, 2001

                                                                      APPENDIX A

                      BRITTON & KOONTZ CAPITAL CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS


I.       SCOPE OF RESPONSIBILITY OF AUDIT COMMITTEE

         A.       General

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by (1) overseeing the Company's development of a system of financial reporting, auditing, internal controls and legal compliance, (2) monitoring the operation of such system and
(3) reporting to the Board of Directors periodically concerning activities of the Audit Committee.

         B.       Relationship to Other Groups

     1. Allocation of Responsibilities. The management of the Company is principally responsible for developing the Company's accounting practices, preparing the Company's financial statements and maintaining internal controls. The internal auditors are responsible for objectively assessing the Company's internal controls. The outside auditors are responsible for auditing and attesting to the Company's financial statements and evaluating the Company's internal controls. The Audit Committee, as the delegate of the Board of Directors, is responsible for overseeing this process.

     2. Accountability. The outside and internal auditors shall be apprised that they are ultimately accountable to the Board of Directors and the Audit Committee.

     3. Communication. The Audit Committee shall strive to maintain an open and free avenue of communication among management, the outside auditors, the internal auditors, and the Board of Directors.


II.      COMPOSITION OF AUDIT COMMITTEE

         The Audit Committee shall be comprised of three or more directors selected in accordance with the Company's bylaws, each of whom shall meet the standards of independence or other qualifications required from time to time by the NASDAQ (or, if the Company's common stock is principally traded on some other exchange or trading system, any such standards of independence or other qualifications required by such other exchange or system).

III.     MEETINGS OF AUDIT COMMITTEE

         The Audit Committee shall meet at least three times annually, or more frequently if the Committee determines it to be necessary. To foster open communications, the Audit Committee may invite other directors or representatives of management, the outside auditors or the internal auditors to attend any of its meetings, but reserves the right in its discretion to meet in executive session. The Audit Committee shall maintain written minutes of all its meetings and provide a copy of all such minutes to every member of the Board of Directors.

IV.      POWERS OF AUDIT COMMITTEE

         A.       Activities and Powers Relating to the Annual Audit
                  --------------------------------------------------

     1. Planning the Annual Audit. In connection with its oversight functions, the Audit Committee shall monitor the planning of each annual audit of the Company's financial statements, including taking any of the following actions that the Audit Committee deems to be necessary or appropriate in connection therewith:

     a. approve or ratify the selection and compensation of the outside auditors and the terms of the outside auditors' annual engagement letter;

     b. review significant relationships between the outside auditors and the Company, including those described in written statements of the outside auditors furnished under Independence Standards Board Standard No. 1; and

     c.   discuss  with  the  outside  and  internal   auditors  the  scope  and
          comprehensiveness of their respective audit plans and the internal auditors' staffing and budget.

     2. Review of Annual Audit. The Audit Committee will review the results of each annual audit with the outside auditors, including a review of any of the following matters that the Audit Committee deems to be necessary or appropriate:

     a. the Company's annual financial statements and related footnotes, and any report, opinion or review rendered thereon by the outside auditors or management;

     b. other sections of the Company's 10-K annual report that pertain principally to financial matters;

     c.   significant audit findings, adjustments, risks or exposures;

     d.   "reportable   conditions"  or  other  matters  that  are  required  by
          generally accepted auditing standards to be communicated by outside auditors to the Audit Committee;

     e. difficulties or disputes with management or the internal auditors encountered during the course of the audit;

     f. the outside auditors' views regarding the clarity of the Company's financial disclosures, the quality of the Company's accounting principles as applied, the underlying estimates and other significant judgments made by management in preparing the financial statements, and the compatibility of the Company's principles and judgments with prevailing practices and standards;

     g. significant changes in the Company's accounting principles, practices or policies during the prior year and the rationales therefor;

     h.   the accounting implications of significant new transactions;

     i. the adequacy of the Company's financial reporting processes, internal controls and corporate compliance procedures;

     j. significant changes required in the outside auditors' audit plan for future years; and

     k. the extent to which the Company has implemented changes in financial and accounting practices or internal controls that were previously recommended by the internal or outside auditors or approved by the Audit Committee.

     3. Post-Audit Review Activities. In connection with or following the completion of its review of the annual audit, the Audit Committee or its Chairman may in their discretion elect to meet with the internal auditors or management to discuss (a) any changes required in the internal audit plan or the internal auditors' budget for future periods or (b) any other appropriate matter listed in Section IV(A)(2) above.

         B.       Other Powers

         The Audit Committee may also take any or all of the following actions that it deems to be necessary or appropriate:

     1. meet jointly or separately from time to time with representatives of the outside auditors, the internal auditors, or any member of management to discuss the objectivity and independence of the outside or internal auditors or any other issue referred to in this Charter;

     2. make  recommendations to management or the Board of Directors  regarding
(a) the replacement of the outside auditors, (b) changes in the staffing, budget or charter (if any) of the internal auditors, or (c) changes in the services or practices of the outside or internal auditors;

     3. adopt resolutions that require management to either notify or obtain the approval of the Audit Committee or its Chairman prior to the Company's retainment of the outside auditors to perform any consulting or other non-audit services that will result in annual payments exceeding $10,000;

     4. request management or the outside or internal auditors to provide analysis or reports regarding (a) any "second opinion" sought by management from an audit firm other than the Company's outside auditors or (b) any other information that the Audit Committee deems necessary to perform its oversight functions;

     5. conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities, and employ independent legal counsel or other professionals to assist in any such investigations;

     6. require the internal auditors to provide the Audit Committee or its Chairman with a copy of all internal reports to management and management's responses thereto;

     7. review periodically the effectiveness and adequacy of the Company's corporate compliance procedures, and consider, adopt and recommend to the Board of Directors any proposed changes thereto as management or the Audit Committee deems appropriate or advisable;

     8. review periodically the procedures established by the Company to monitor its compliance with debt covenants;

     9. consult periodically with the Company's legal counsel concerning the Audit Committee's responsibilities or legal matters that may have a material impact on the Company's financial statements, internal controls, or corporate compliance procedures;

     10. undertake any special projects assigned to it by the Board of Directors;

     11. issue any reports or perform any other duties required by (a) the Company's articles of incorporation or bylaws, (b) applicable law or (c) rules or regulations of the Securities and Exchange Commission, the NASDAQ, or any other self-regulatory organization having jurisdiction over the affairs of the Audit Committee; and

     12. consider and act upon any other matters concerning the financial affairs of the Company as the Audit Committee, in its discretion, may determine to be advisable in connection with its oversight functions.

         Notwithstanding anything in this Section IV to the contrary, the Committee shall not be required to take all of the actions or to exercise all of the powers enumerated above, and the Committee's failure to take any one or more such actions or to exercise any one or more such powers in connection with the good faith exercise of its oversight functions hereunder shall in no way be construed as a breach of its duties or responsibilities to the Company, its directors or its shareholders.


V.       REVIEW OF CHARTER

         The Audit Committee shall review this Charter annually, and may consider, adopt and submit to the Board of Directors any proposed changes that the Audit Committee deems appropriate or advisable.

                     BRITTON & KOONTZ CAPITAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2001



         The undersigned hereby appoints Charles C. Feltus, Jr., William C. McGehee, Jr. and Bazile R. Lanneau, Sr., or any one of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all shares of Common Stock of Britton & Koontz Capital Corporation held of record by the undersigned on March 12, 2001, at the annual meeting of shareholders to be held on April 26, 2001, or any adjournment(s) thereof (the "Annual Meeting"). This proxy also entitles the designated proxy holders to cumulate the undersigned's votes in the election of directors at the Annual Meeting.

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee listed below, strike a line through the nominee's name. If you desire to cumulate your votes, please do so in the blanks following each name.)

         (1)    TO ELECT FOUR CLASS II DIRECTORS AND ONE CLASS III DIRECTOR.

         ___    FOR all nominees listed below (except as marked to the contrary)

         ___    WITHHOLD AUTHORITY to vote for all nominees listed below

         CLASS II:

         W. W. Allen, Jr. _____                   Craig A. Bradford, DMD  ______

         W. J. Feltus III  _____                  Vinod K. Thukral, Ph.D. ______

         CLASS III:

         R. Andrew Patty II ______

         The Board of Directors recommends that you vote "FOR" the nominees listed above.

(2) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted FOR some or all of the nominees listed above. The proxy holders designated above will vote in their discretion on any other matter that may properly come before the Annual Meeting.

                                                     Date:
------------------------------------------               ----------------------
Signature of Shareholder

                                                     Date:
------------------------------------------               ----------------------
Signature if held jointly

Please sign exactly as your name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label to the left. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).